June 7, 2011

VIA EDGAR

The United States Securities and
Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-8629

Re:           Nationwide Life Insurance Company
Nationwide Variable Account-II
File Numbers 333-173349 and 811-03330

Dear Ms. Marquigny:

On behalf of Nationwide Life Insurance Company (“Nationwide”) and its Nationwide Variable Account-II (“Variable Account”), we are filing Pre-Effective Amendment No. 1 to the Registration Statement indicated above.  This filing is being made electronically via EDGAR in accordance with Regulation S-T.

The Pre-Effective Amendment No. 1: (1) reflects the removal of the Extra Value Options; (2) removes indications that the 5% Lifetime Income Option and 5% Spousal Continuation Benefit will be available July 11, 2011 (due to the revised launch date for the products); and (3) reflects revisions in response to Staff comments.

Each comment is restated below and is accompanied by Nationwide’s response (comments relating to the Extra Value Options are not reflected).

Comment 1. Fee table (pp. 6-7).  Use of the term "maximum" with some charges and not others appears inconsistent.
Response.  The use of the term "maximum" in connection with some fees and not others is intended to denote those charges where the maximum charge shown is not necessarily what the contract owner will pay (i.e., there is a lower current charge).  However, as per the Staff's request, we have removed the "Maximum" from the beginning of the optional charges in the fee table.

Comment 2. Synopsis of the Contracts (pp. 9-12).  In the Minimum Initial and Subsequent Purchase Payments section (p. 9), please clarify the term "cumulative total" in the beginning of the fourth paragraph.
Response.  We have revised the first sentence in the above-mentioned section as follows:

Ms. Rebecca A. Marquigny
June 7, 2011

Nationwide reserves the right to refuse any purchase payment that would result in the cumulative contract value for all contracts issued by Nationwide on the life of any one Annuitant to exceed $1,000,000.

Comment 3. Optional Contract Benefits, Charges, and Deductions (pp. 19-29).  In the introductory paragraphs (p. 19), please include a brief synopsis to emphasize the importance of this information to the purchaser.
Response.  We have added a subheading and revised the introduction to the above-mentioned section as follows:

General Information about Optional Benefits

Following is information that describes the various optional benefits available under the contract, how they work, and how they impact the operation of the contract as a whole.

Unless otherwise indicated:

(1)	optional benefits must be elected at the time of application;

(2)	optional benefits, once elected, may not be terminated;

(3)	the charges associated with the optional benefits are calculated and deducted daily as part of the Accumulation Unit value calculation; and

(4)	the charges associated with optional benefits will be assessed until annuitization.

Comment. 4. Optional Contract Benefits, Charges, and Deductions (pp. 19-29).  Please reconcile the disclosure about whether CDSC is deducted from the amount surrendered vs. the remaining contract value (see, e.g., pp. 24, 26, 35).
Response.  We have amended the second paragraph and list items of the "Partial Surrenders (Partial Redemptions)" provision as follows:

Partial surrenders are subject to the CDSC provisions of the contract.  If a CDSC is assessed, the Contract Owner may elect to:

(a)	have the CDSC deducted from the amount requested, which will result in the Contract Owner receiving an amount less than the amount requested; or

(b)
have the surrender "grossed up" by the amount of the CDSC, which will result in the Contract Owner receiving an amount equal to the original amount requested.  In this case, the total amount surrendered will be the amount requested plus any CDSC.

Additionally, we have revised the last 2 paragraphs of the "Lifetime Income Surrenders" subsection as follows:

Although surrenders up to the benefit amount do not reduce the Current Income Benefit Base, they do reduce the Contract Value and the death benefit, and are subject to the CDSC provisions of the contract.  Note: If a Contract Owner elects to take a surrender that results in a CDSC, the total amount deducted from the Contract Value (and not the net surrender amount) is the amount used to determine whether the surrender exceeds the Lifetime Withdrawal Percentage limit.

Comment 5. Optional Contract Benefits, Charges, and Deductions (pp. 19-29).  Pertaining to the "Determination of the Income Benefit Base Prior to the First Surrender" subsection of the "10% and 5% Lifetime Income Option" section (p. 24): Rollup impact - consider restating in plainer English.

Ms. Rebecca A. Marquigny
June 7, 2011

Response. We have revised the last paragraph of the above-mentioned subsection as follows:

Since the roll-up is only calculated for the first 10 Contract Years, any purchase payments the Contract Owner makes during the first 10 Contract Years will increase the Current Income Benefit Base more than purchase payments made after the 10th Contract Year.

Comment 6. Operation of the Contract (pp. 31-35).  Pertaining to the "Determining Variable Account Value – Valuing and Accumulation Unit" subsection of the "Determining the contract Value" section (p. 32), in the Note, please include an exhaustive list of the options that are included or the options that are excluded.
Response.  We have revised the Note as follows:

Note: The range shown above reflects only those Variable Account charges that are assessed daily as part of the daily Accumulation Unit calculation.  It does not reflect the cost of other optional benefits that assess charges via the redemption of Accumulation Units (the Lifetime Income Options and the Spousal Continuation Benefits).

In addition, Nationwide acknowledges that:

•
should the Commission or the staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing nor does the participation in the comment process;

•
the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the insurance company from its full responsibility for the adequacy and accuracy of the disclosure in the filing nor does participation in the comment process; and

•
the insurance company may not assert this action or participation in the comment process as defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please contact me directly at (614) 249-8782 if you have any questions regarding this filing.

Sincerely,

/s/ JAMIE RUFF CASTO
Jamie Ruff Casto, Managing Counsel
Nationwide Life Insurance Company